UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 28, 2015

Date of Report

(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Townsgate Road, Suite 200, Westlake Village, California 91361-3027

(Address of Principal Executive Offices)                                                                                                                         (ZIP Code)

Registrant’s telephone number, including area code: (805) 367-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                 Submission of Matters to a Vote of Security Holders

On April 28, 2015, The Ryland Group, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders.  Proxies representing 43,410,415 shares of common stock eligible to vote at the meeting, or 93.1 percent of the 46,609,543 outstanding shares, were voted.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1:  To elect eight Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify:

Nominee	For	Against	Abstain	Broker Non-Vote

William L. Jews	40,387,677	217,779	86,997	2,717,962
Ned Mansour	40,377,750	226,702	88,001	2,717,962
Robert E. Mellor	40,094,430	509,826	88,197	2,717,962
Norman J. Metcalfe	40,389,461	214,793	88,199	2,717,962
Larry T. Nicholson	40,439,168	166,558	86,727	2,717,962
Charlotte St. Martin	40,407,899	197,242	87,312	2,717,962
Thomas W. Toomey	40,011,588	592,709	88,156	2,717,962
Robert G. van Schoonenberg	40,442,677	163,099	86,678	2,717,962

Proposal 2:  Advisory vote on the compensation program for the Company’s named executive officers:

For                                                                          Against                                                                                              Abstain                                                                                              Broker Non-Vote

40,248,189                        313,934                                                                                            130,330                                                                                            2,717,962

Proposal 3:  Ratification of the appointment of Ernst & Young LLP as Ryland’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For                                                                                                                          Against                                              Abstain                                                                                              Broker Non-Vote

42,865,316                                                                        457,969                                            87,130                                                                                                                                                    0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: April 28, 2015	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General Counsel
and Secretary